99.8   Schedules showing EBITDA and Adjusted EBITDA by reportable segment for the first quarter of 2012, quarterly periods of 2011, and full year periods 2011, 2010 and 2009 (000’s, except per share amounts).

Three months ended March 31, 2012	Machine		Research and	Total
	Clothing	AEC	Unallocated	Company
Income from continuing operations	$30,845	$29	$(31,003)	$(129)
Interest expense, net	-	-	4,644	4,644
Income tax expense/(benefit)	-	-	(9,972)	(9,972)
Depreciation and amortization	12,053	1,405	2,569	16,027
EBITDA from continuing operations	42,898	1,434	(33,762)	10,570
Restructuring, net	673	-	(415)	258
Foreign currency revaluation losses/(gains)	1,766	-	3,834	5,600
Other charges/(credits) (A)	-	-	9,175	9,175
Adjusted EBITDA from continuing operations	$45,337	$1,434	$(21,168)	$25,603

(A) The Company incurred a charge of $9.2 million in connection with the settlement of a pension plan.

Three months ended March 31, 2011	Machine		Research and	Total
000’s	Clothing	AEC	Unallocated	Company
Income from continuing operations	$50,271	$(1,043)	$(37,010)	$12,218
Interest expense, net	-	-	4,776	4,776
Income tax expense/(benefit)	-	-	3,267	3,267
Depreciation and amortization	12,019	1,196	2,408	15,623
EBITDA from continuing operations	62,290	153	(26,559)	35,884
Restructuring, net	33	13	(12)	34
Foreign currency revaluation losses/(gains)	1,968	1	3,871	5,840
Other charges/(credits) (B)	(400)	-	-	(400)
Adjusted EBITDA from continuing operations	$63,891	$167	$(22,700)	$41,358

(B) The Company recorded a gain of $0.4 million in connection with the sale of a former manufacturing facility.

Three months ended June 30, 2011	Machine		Research and	Total
000’s	Clothing	AEC	Unallocated	Company
Income from continuing operations	$37,709	$(1,144)	$(32,017)	$4,548
Interest expense, net	-	-	4,786	4,786
Income tax expense/(benefit)	-	-	3,139	3,139
Depreciation and amortization	12,152	1,203	2,620	15,975
EBITDA from continuing operations	49,861	59	(21,472)	28,448
Restructuring, net	572	44	1,115	1,731
Foreign currency revaluation losses/(gains)	1,982	1	(490)	1,493
Other charges/(credits) (C )	(608)	-	-	(608)
Adjusted EBITDA from continuing operations	$51,807	$104	$(20,847)	$31,064

(C) The Company recorded a gain of $0.6 million in connection with the sale of a former manufacturing facility.

Six months ended June 30, 2011	Machine		Research and	Total
000’s	Clothing	AEC	Unallocated	Company
Income from continuing operations	$87,980	$(2,187)	$(69,027)	$16,766
Interest expense, net	-	-	9,562	9,562
Income tax expense/(benefit)	-	-	6,406	6,406
Depreciation and amortization	24,171	2,399	5,028	31,598
EBITDA from continuing operations	112,151	212	(48,031)	64,332
Restructuring, net	605	57	1,103	1,765
Foreign currency revaluation losses/(gains)	3,950	2	3,381	7,333
Other charges/(credits) (D)	(1,008)	-	-	(1,008)
Adjusted EBITDA from continuing operations	$115,698	$271	$(43,547)	$72,422

(D) The Company recorded gains of $1.0 million in connection with the sale of a former manufacturing facilities.

Three months ended September 30, 2011	Machine		Research and	Total
000’s	Clothing	AEC	Unallocated	Company
Income from continuing operations	$48,867	$(1,434)	$(32,940)	$14,493
Interest expense, net	-	-	4,377	4,377
Income tax expense/(benefit)	-	-	7,897	7,897
Depreciation and amortization	12,049	1,241	2,642	15,932
EBITDA from continuing operations	60,916	(193)	(18,024)	42,699
Restructuring, net	2,610	-	81	2,691
Foreign currency revaluation losses/(gains)	(5,775)	-	(623)	(6,398)
Other charges/(credits)	-	-	-	-
Adjusted EBITDA from continuing operations	$57,751	$(193)	$(18,566)	$38,992

Nine months ended September 30, 2011	Machine		Research and	Total
000’s	Clothing	AEC	Unallocated	Company
Income from continuing operations	$136,847	$(3,621)	$(101,967)	$31,259
Interest expense, net	-	-	13,939	13,939
Income tax expense/(benefit)	-	-	14,303	14,303
Depreciation and amortization	36,220	3,640	7,670	47,530
EBITDA from continuing operations	173,067	19	(66,055)	107,031
Restructuring, net	3,215	57	1,184	4,456
Foreign currency revaluation losses/(gains)	(1,825)	2	2,758	935
Other charges/(credits) (D)	(1,008)	-	-	(1,008)
Adjusted EBITDA from continuing operations	$173,449	$78	$(62,113)	$111,414

(D) The Company recorded gains of $1.0 million in connection with the sale of a former manufacturing facilities.

Three months ended December 31, 2011	Machine		Research and	Total
000’s	Clothing	AEC	Unallocated	Company
Income from continuing operations	$39,911	$(583)	$(49,320)	$(9,992)
Interest expense, net	-	-	4,182	4,182
Income tax expense/(benefit)	-	-	18,278	18,278
Depreciation and amortization	12,039	1,319	2,667	16,025
EBITDA from continuing operations	51,950	736	(24,193)	28,493
Restructuring, net	2,465	-	2,396	4,861
Foreign currency revaluation losses/(gains)	(860)	(1)	(2,736)	(3,597)
Other charges/(credits)	-	-	-	-
Adjusted EBITDA from continuing operations	$53,555	$735	$(24,533)	$29,757

Year ended December 31, 2011	Machine		Research and	Total
000’s	Clothing	AEC	Unallocated	Company
Income from continuing operations	$176,758	$(4,204)	$(151,288)	$21,266
Interest expense, net	-	-	18,121	18,121
Income tax expense/(benefit)	-	-	32,582	32,582
Depreciation and amortization	48,259	4,959	10,337	63,555
EBITDA from continuing operations	225,017	755	(90,248)	135,524
Restructuring, net	5,680	57	3,580	9,317
Foreign currency revaluation losses/(gains)	(2,685)	1	22	(2,662)
Other charges/(credits) (D)	(1,008)	-	-	(1,008)
Adjusted EBITDA from continuing operations	$227,004	$813	$(86,646)	$141,171

(D) The Company recorded gains of $1.0 million in connection with the sale of a former manufacturing facilities.

Year ended December 31, 2010	Machine		Research and	Total
000’s	Clothing	AEC	Unallocated	Company
Income from continuing operations	$165,662	$(9,176)	$(129,063)	$27,423
Interest expense, net	-	-	17,240	17,240
Income tax expense/(benefit)	-	-	21,022	21,022
Depreciation and amortization	46,982	4,253	9,014	60,249
EBITDA from continuing operations	212,644	(4,923)	(81,787)	125,934
Restructuring, net	4,762	930	(1,945)	3,747
Foreign currency revaluation losses/(gains)	(397)	7	(4,552)	(4,942)
Other charges/(credits) (E)	(9,400)	-	-	(9,400)
Adjusted EBITDA from continuing operations	$207,609	$(3,986)	$(88,284)	$115,339

(E) The Company recorded a gain of $0.6 million in connection with the sale of a former manufacturing facility.

Year ended December 31, 2009	Machine		Research and	Total
000’s	Clothing	AEC	Unallocated	Company
Income from continuing operations	$45,671	$(6,653)	$(62,550)	$(23,532)
Interest expense, net	-	-	20,627	20,627
Income tax expense/(benefit)	-	-	12,917	12,917
Depreciation and amortization	56,156	3,200	7,928	67,284
EBITDA from continuing operations	101,827	(3,453)	(21,078)	77,296
Restructuring, net	71,252	291	(3,430)	68,113
Foreign currency revaluation losses/(gains)	2,710	4	(2,203)	511
Other charges/(credits) (F)	-	-	(51,959)	(51,959)
Adjusted EBITDA from continuing operations	$175,789	$(3,158)	$(78,670)	$93,961

(F) The Company recorded gains of $52.0 million related to early retirement of debt.